Exhibit 99.3
[Series A]
FORM OF
LIBERTY GLOBAL, INC.
2005 INCENTIVE PLAN
RESTRICTED SHARES AGREEMENT
     THIS RESTRICTED SHARES AGREEMENT (“Agreement”) is made as of ___, 2005 (the “Grant Date”), by and between LIBERTY GLOBAL, INC., a Delaware corporation (the “Company”), and the individual whose name, address, and social security/payroll number appear on the signature page hereto (the “Grantee”).
     The Company has adopted the Liberty Global, Inc. 2005 Incentive Plan (the “Plan”), a copy of which is attached to this Agreement as Exhibit A and by this reference made a part hereof, for the benefit of eligible employees of, and independent contractors providing services to, the Company and its Subsidiaries. Capitalized terms used and not otherwise defined herein will have the meaning given thereto in the Plan.
     Pursuant to the Plan, the Compensation Committee (the “Committee”) appointed by the Board pursuant to Section 3.1 of the Plan to administer the Plan has determined that it would be in the best interest of the Company and its stockholders to award restricted shares to Grantee, subject to the conditions and restrictions set forth herein and in the Plan, in order to provide the Grantee additional remuneration for services rendered, to encourage the Grantee to continue to provide services to the Company or its Subsidiaries and to increase the Grantee’s personal interest in the continued success and progress of the Company.
     The Company and the Grantee therefore agree as follows:
     1. Definitions. The following terms, when used in this Agreement, have the following meanings:
          “Business Day” means any day other than Saturday, Sunday or a day on which banking institutions in Denver, Colorado, are required or authorized to be closed.
          “Cause” has the meaning specified for “cause” in Section 11.2(b) of the Plan.
          “Code” means the Internal Revenue Code of 1986, as it may be amended from time to time.
          “Committee” has the meaning specified in the recitals to this Agreement.
          “Company” has the meaning specified in the preamble to this Agreement.
          “Direct Registration System” means the book-entry registration system maintained by the Company’s stock transfer agent, pursuant to which shares of LBTYA are held in non-certificated form for the benefit of the registered holder thereof.

          “Grant Date” has the meaning specified in the preamble to this Agreement.
          “Grantee” has the meaning specified in the preamble to this Agreement.
          “LBTYA” means the Series A common stock, par value $.01 per share, of the Company.
          “Plan” has the meaning specified in the recitals to this Agreement.
          “Required Withholding Amount” has the meaning specified in Section 14 of this Agreement.
          “Restricted Shares” has the meaning specified in Section 2 of this Agreement.
          “Retained Distributions” has the meaning specified in Section 4 of this Agreement.
          “Termination of Service” means the Grantee’s provision of services to the Company and its Subsidiaries, as an officer, employee or independent contractor, terminates for any reason.
     2. Grant of Restricted Shares. Subject to the terms and conditions herein, pursuant to the Plan, the Company grants to the Grantee effective as of the Grant Date the number of shares of LBTYA set forth on the signature page hereto, subject to the conditions and restrictions set forth below and in the Plan (the “Restricted Shares”). As of the Grant Date, each Restricted Share had a Fair Market Value of $___.
     3. Issuance of Restricted Shares at Beginning of the Restriction Period. Upon issuance of the Restricted Shares, at the Company’s election, either the Restricted Shares will be evidenced by one or more stock certificates registered in the name of Grantee or the Restricted Shares will be registered in Grantee’s name in a restricted shares account in the Direct Registration System. During the Restriction Period, certificates representing, and any restricted shares account in the Direct Registration System holding, the Restricted Shares and any securities constituting Retained Distributions shall bear a restrictive legend to the effect that ownership of the Restricted Shares (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and this Agreement. The Restricted Shares and any certificates evidencing, or restricted shares account holding, the same will remain in the custody or otherwise under the control of the Company or its designee, and Grantee shall deposit with the Company one or more stock powers or other instruments of assignment substantially in the form of Exhibit B to this Agreement, each endorsed in blank, so as to permit retransfer to the Company of all or any portion of the Restricted Shares and any securities constituting Retained Distributions that shall be forfeited or otherwise not become vested in accordance with the Plan and this Agreement.
     4. Restrictions. Restricted Shares shall constitute issued and outstanding shares of LBTYA for all corporate purposes. Grantee hereby contractually agrees not to vote any Restricted Shares or to permit any other person, whether by proxy, voting agreement or otherwise, to vote any Restricted Shares prior to the vesting thereof. Subject to the foregoing,

Grantee will have the right to receive and retain such dividends and distributions, if any, as the Committee may in its sole discretion designate that are paid or distributed on such Restricted Shares and to exercise all other rights, powers and privileges of a holder of Common Stock of the same series with respect to such Restricted Shares, except that (a) Grantee will not be entitled to delivery of such Restricted Shares until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled or waived, (b) the Company will retain custody or control of the stock certificate or certificates evidencing, or the restricted shares account holding, the Restricted Shares during the Restriction Period as provided in Section 3, (c) other than such dividends and distributions as the Committee may in its sole discretion designate, the Company or its designee will retain custody of all dividends and distribution (“Retained Distributions”) made or declared with respect to the Restricted Shares (and such Retained Distributions will be subject to the same restrictions, terms and vesting and other conditions as are applicable to the Restricted Shares) until such time, if ever, as the Restricted Shares with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested, and such Retained Distributions shall not bear interest or be segregated in a separate account, (d) Grantee may not sell, assign, transfer by gift or otherwise, pledge, exchange, encumber or dispose of the Restricted Shares or any Retained Distributions or Grantee’s interest in any of them during the Restriction Period, except as otherwise permitted by this Agreement and (e) a breach of any restrictions, terms or conditions provided in or established by the Committee pursuant to the Plan or this Agreement with respect to any Restricted Shares or Retained Distributions will cause a forfeiture of such Restricted Shares and any Retained Distributions with respect thereto.
     5. Vesting. Unless the Committee otherwise determines in its sole discretion, subject to earlier vesting in accordance with Section 11.1(b) of the Plan and subject to the last sentence of this Section 5, the Restricted Shares shall become vested, and the restrictions with respect thereto shall lapse, in accordance with the following schedule (each date specified below being a Vesting Date within the meaning of the Plan):
i.	On ___200___, ___% of the Restricted Shares shall become vested; and

ii.	On each ___, ___, ___and ___thereafter to and including ___, 200___, an additional ___% of the Restricted Shares shall become vested.
     On each Vesting Date, and the satisfaction of any other applicable restrictions, terms and conditions, any Retained Distributions with respect to the Restricted Shares will become vested to the extent that the Restricted Shares related thereto shall have become vested in accordance with this Agreement. Notwithstanding the foregoing, Grantee will not vest, pursuant to this Section 5, in Restricted Shares as to which Grantee would otherwise vest as of a given date if Termination of Service or a breach of any applicable restrictions, terms or conditions with respect to such Restricted Shares has occurred at any time after the Grant Date and prior to such Vesting Date (the vesting or forfeiture of such shares to be governed instead by Section 6).

6.	Early Vesting or Forfeiture.
          (a) Unless otherwise determined by the Committee in its sole discretion:
(i)	If Termination of Service occurs by reason of Grantee’s death or Disability, the Restricted Shares, to the extent not theretofore vested, and any Retained Distributions with respect to such Restricted Shares, will immediately become fully vested;

(ii)	If Termination of Service is by the Company or a Subsidiary without Cause (as determined in the sole discretion of the Committee) more than six months after the Grant Date and prior to vesting in full of the Restricted Shares, then an additional percentage of the Restricted Shares, together with any Retained Distributions related thereto, will become vested on the date of Termination of Service equal to the product of (x) one-third (1/3) of the additional percentage of Restricted Shares that would have become vested on the next following Vesting Date in accordance with the schedule in Section 5, times (y) the number of full months of employment completed since the most recent Vesting Date preceding the Termination of Service, and the balance of the Restricted Shares to the extent not theretofore vested, together with any Retained Distributions with respect to such Restricted Shares, will be forfeited immediately.

(iii)	If Termination of Service occurs for any reason other than as specified in Section 6(a)(i) or 6(a)(ii) above, then the Restricted Shares, to the extent not theretofore vested, together with any Retained Distributions with respect to such Restricted Shares, will be forfeited immediately.

(iv)	If Grantee breaches any restrictions, terms or conditions provided in or established by the Committee pursuant to the Plan or this Agreement with respect to the Restricted Shares prior to the vesting thereof (including any attempted or completed transfer of any such unvested Restricted Shares contrary to the terms of the Plan or this Agreement), the unvested Restricted Shares, together with any Retained Distributions related thereto, will be forfeited immediately.
          (b) Upon forfeiture of any unvested Restricted Shares, and any Retained Distributions related thereto, Grantee will cease to have any rights (including dividend and voting rights) with respect thereto.
          (c) Unless the Committee otherwise determines, neither a change of the Grantee’s employment from the Company to a Subsidiary or from a Subsidiary to the Company or another Subsidiary, nor a change in Grantee’s status from an independent contractor to an employee, will be a Termination of Service for purposes of this Agreement if such change of employment or status is made at the request or with the express consent of the Company. Unless the Committee otherwise determines, however, any such change of employment or status that is not made at the request or with the express consent of the Company and any change in Grantee’s status from an employee to an independent contractor will be a Termination of Service within the meaning of this Agreement.
     7. Delivery by Company. As soon as practicable after the vesting of Restricted Shares and the related Retained Distributions pursuant to Section 5 or 6 hereof or Section 11.1(b) of the Plan, and subject to the withholding referred to in Section 14 of this Agreement, the Company will deliver or cause to be delivered to or at the direction of Grantee (i)(a) a new certificate or certificates issued in Grantee’s names for such vested Restricted Shares, (b) a statement of holdings reflecting such vested Restricted Shares held through the Direct Registration Statement, or (c) a confirmation of deposit of such vested Restricted Shares, in book-entry form, into the broker’s account designated by Grantee, (ii) any securities constituting related vested Retained Distributions by any applicable method specified in clause (i) above, and (iii) any cash payment constituting related vested Retained Distributions. Any delivery of securities will be deemed effected for all purposes when (i) (a) a certificate representing or statement of holdings reflecting such securities and, in the case of Retained Distributions, any other documents necessary to reflect ownership thereof by Grantee has been delivered personally to the Grantee or, if delivery is by mail, when the Company or its stock transfer agent has deposited the certificate or statement of holdings and/or such other documents in the United States mail, addressed to the Grantee, or (b) confirmation of deposit into the designated broker’s account of such securities, in written or electronic format, is first made available to Grantee, and (ii) any cash payment will be deemed effected when a check from the Company, payable to or at the direction of the Grantee and in the amount equal to the amount of the cash payment, has been delivered personally to or at the direction of the Grantee or deposited in the United States mail, addressed to the Grantee or his or her nominee. The Committee may, in its discretion, provide that the delivery of any Restricted Shares and Retained Distributions that shall have become vested will be deferred until such date or dates as the Grantee may elect. Any election by the Grantee pursuant to the preceding sentence will be filed in writing with the Committee in accordance with such rules and regulations, including any deadline for the making of such election, as the Committee may provide, and shall be made in compliance with Section 409A of the Code.
     8. Forfeited Shares and Retained Distributions. Upon forfeiture of unvested Restricted Shares by the Grantee for any reason, the Company shall use the stock power(s) or instruments of assignment provided by the Grantee pursuant to Section 3 hereof to retransfer to the Company the forfeited unvested Restricted Shares and any Retained Distributions related thereto. In the event that no such stock power(s) or instruments of assignment exist, or the Company is for any reason unable to use the stock power(s) or instruments of assignment to retransfer the forfeited unvested Restricted Shares and any Retained Distributions related thereto, the Grantee shall take all such actions as are necessary to transfer and assign to the Company, without the requirement of any consideration by the Company, all such unvested Restricted Shares and any related Retained Distributions. The Company shall not pay any dividend to the Grantee on account of such forfeited unvested Restricted Shares (irrespective of whether such dividend would constitute a Retained Distribution) or permit the Grantee to exercise any of the privileges or rights of a stockholder with respect to such Restricted Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Restricted Shares.
     9. Nontransferability of Restricted Shares Before Vesting.
          (a) Before vesting and during Grantee’s lifetime, the Restricted Shares and related Retained Distributions are not transferable (voluntarily or involuntarily) other than pursuant to a Domestic Relations Order. In the event of transfer pursuant to a Domestic Relations Order, the unvested Restricted Shares and related Retained Distributions so transferred shall be subject to all the restrictions, terms and provisions of this Agreement and the Plan, and the transferee shall be bound by all applicable provisions of this Agreement and the Plan in the same manner as Grantee.
          (b) Except for a transfer pursuant to a Domestic Relations Order, in the event any unvested Restricted Shares are transferred or attempted to be transferred to a third party, the Company shall have the right to acquire for its own account, without the payment of any consideration therefor, such Restricted Shares and any Retained Distributions with respect thereto, from the owner thereof or his transferee at any time before or after such prohibited transfer. In addition to any other legal or equitable remedies it may have, the Company may enforce its rights to specific performance to the extent permitted by law and may exercise such other equitable remedies then available to it. The Company may refuse for any purpose to recognize any transferee who receives unvested Restricted Shares contrary to the provisions of the Plan or this Agreement as a stockholder of the Company, and may retain and/or recover all distributions or dividends on such Restricted Shares (irrespective of whether such distributions or dividends would be Retained Distributions) that were paid or payable subsequent to the date on which a prohibited transfer was made or attempted.
          (c) The Grantee may designate a beneficiary or beneficiaries to whom the Restricted Shares, to the extent then vesting, and any related Retained Distributions will pass upon the Grantee’s death and may change such designation from time to time by filing a written designation of beneficiary or beneficiaries with the Committee on the form annexed hereto as Exhibit C or such other form as may be prescribed by the Committee, provided that no such designation will be effective unless so filed prior to the death of Grantee. If no such designation is made or if the designated beneficiary does not survive Grantee’s death, the Restricted Shares, to the extent then vesting, and any related Retained Distributions will pass by will or the laws of descent and distribution. Following Grantee’s death, the person to whom such vested Restricted Shares and Retained Distributions pass according to the foregoing will be deemed the Grantee for purposes of any applicable provisions of this Agreement.
     10. Adjustments. The Restricted Shares will be subject to adjustment in the sole discretion of the Committee and in such manner as the Committee may deem equitable and appropriate in connection with the occurrence following the Grant Date of any of the events described in Section 4.2 of the Plan.
     11. Company’s Rights. The existence of this Agreement will not affect in any way the right or power of the Company or its stockholders to accomplish any corporate act, including, without limitation, the acts referred to in Section 11.16 of the Plan.

     12. Limitation of Rights. Nothing in this Agreement or the Plan will be construed to give Grantee any right to be awarded any future restricted shares other than in the sole discretion of the Committee or give Grantee or any other person any interest in any fund or in any specified asset or assets of the Company or any of its Subsidiaries. Neither Grantee nor any person claiming through Grantee will have any right or interest in the Restricted Shares or any related Retained Distributions unless and until there shall have been full compliance with all the terms, conditions and provisions of this Agreement and the Plan which affect Grantee or such other person.
     13. Restrictions Imposed by Law. Without limiting the generality of Section 11.8 of the Plan, the Company shall not be obligated to deliver any Restricted Shares or securities constituting Retained Distributions if counsel to the Company determines that the issuance or delivery thereof would violate any applicable law or any rule or regulation of any governmental authority or any rule or regulation of, or agreement of the Company with, any securities exchange or association upon which shares of LBTYA or such other securities are listed or quoted. The Company will in no event be obligated to take any affirmative action in order to cause the delivery of Restricted Shares or such other securities to comply with any such law, rule, regulation, or agreement. Any certificates representing, or restricted shares account holding, Restricted Shares or such other securities issued or delivered under this Agreement (whether representing vested or unvested Restricted Shares or Retained Distributions) may bear such legend or legends as the Company deems appropriate in order to assure compliance with applicable securities laws.
     14. Withholding. To the extent that the Company is subject to withholding tax requirements under any national, state, local or other governmental law with respect to the award of the Restricted Shares to Grantee or the vesting thereof, the Grantee must make arrangement satisfactory to the Company to make payment to the Company of the amount required to be withheld under such tax laws, as determined by the Company (collectively, the “Required Withholding Amount”). To the extent such withholding is required because the Grantee vests in some or all of the Restricted Shares, the Company shall withhold from the vested Restricted Shares otherwise deliverable to the Grantee a number of shares having a value equal to the Required Withholding Amount, unless Grantee remits the Required Withholding Amount to the Company in cash in such form and by such time as the Company may require or other provisions for withholding such amount satisfactory to the Company have been made. The value of the shares withheld shall be based on the Fair Market Value of such shares on the date the amount of the Required Withholding Amount is required to be determined (the “Tax Date”). Notwithstanding any other provisions of this Agreement, the issuance or delivery of any Restricted Shares and related Retained Distributions, whether or not vested, may be postponed until any required withholding taxes have been paid to the Company. Upon the payment of any cash dividends with respect to the Restricted Shares during the Restriction Period, the amount of such dividends will be reduced to the extent necessary to satisfy any withholding tax requirements applicable thereto prior to payment to Grantee.
     15. Notice. Unless the Company notifies the Grantee in writing of a different procedure, any notice or other communication to the Company with respect to this Agreement will be in writing and will be delivered personally or sent by United States first class mail, postage prepaid, sent by overnight courier, freight prepaid or sent by facsimile and addressed as follows:

Liberty Global, Inc.
12300 Liberty Boulevard
Englewood, CO 80112
Attn: General Counsel
Fax: 303-220-6691
     Any notice or other communication to the Grantee with respect to this Agreement will be in writing and will be delivered personally, or will be sent by United States first class mail, postage prepaid, to the Grantee’s address as listed in the records of the Company on the Grant Date, unless the Company has received written notification from the Grantee of a change of address.
     16. Amendment. Notwithstanding any other provision hereof, this Agreement may be supplemented or amended from time to time as approved by the Committee. Without limiting the generality of the foregoing, without the consent of the Grantee,
     (a) this Agreement may be amended or supplemented from time to time as approved by the Committee (i) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or (ii) to add to the covenants and agreements of the Company for the benefit of the Grantee or surrender any right or power reserved to or conferred upon the Company in this Agreement, subject to any required approval of the Company’s stockholders and, provided, in each case, that such changes or corrections will not adversely affect the rights of the Grantee with respect to the Award evidenced hereby, or (iii) to reform the Award made hereunder as contemplated by Section 11.18 of the Plan, or (iv) to make such other changes as the Company, upon advice of counsel, determines are necessary or advisable because of the adoption or promulgation of, or change in or of the interpretation of, any law or governmental rule or regulation, including any applicable federal or state securities laws; and
     (b) subject to any required action by the Board or the stockholders of the Company, the Restricted Shares granted under this Agreement may be canceled by the Company and a new Award made in substitution therefor, provided that the Award so substituted will satisfy all of the requirements of the Plan as of the date such new Award is made and no such action will adversely affect any Restricted Shares that are then vested.
     17. Grantee Employment. Nothing contained in this Agreement, and no action of the Company or the Committee with respect hereto, will confer or be construed to confer on the Grantee any right to continue in the employ or service of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any Subsidiary to terminate the Grantee’s employment or service at any time, with or without cause.
     18. Nonalienation of Benefits. Except as provided in Section 9 of this Agreement, (i) no right or benefit under this Agreement will be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same will be void, and (ii) no right or benefit hereunder will in any manner be liable for or subject to the debts, contracts, liabilities or torts of the Grantee or other person entitled to such benefits.
     19. Governing Law. This Agreement will be governed by, and construed in accordance with, the internal laws of the State of Colorado. Each party irrevocably submits to the general jurisdiction of the state and federal courts located in the State of Colorado in any action to interpret or enforce this Agreement and irrevocably waives any objection to jurisdiction that such party may have based on inconvenience of forum.
     20. Construction. References in this Agreement to “this Agreement” and the words “herein,” “hereof,” “hereunder” and similar terms include all Exhibits and Schedules appended hereto, including the Plan. This Agreement is entered into, and the Award evidenced hereby is granted, pursuant to the Plan and shall be governed by and construed in accordance with the Plan and the administrative interpretations adopted by the Committee thereunder. The word “include” and all variations thereof are used in an illustrative sense and not in a limiting sense. All decisions of the Committee upon questions regarding this Agreement will be conclusive. Unless otherwise expressly stated herein, in the event of any inconsistency between the terms of the Plan and this Agreement, the terms of the Plan will control. The headings of the sections of this Agreement have been included for convenience of reference only, are not to be considered a part hereof and will in no way modify or restrict any of the terms or provisions hereof.
     21. Duplicate Originals. The Company and the Grantee may sign any number of copies of this Agreement. Each signed copy will be an original, but all of them together represent the same agreement.
     22. Rules by Committee. The rights of the Grantee and the obligations of the Company hereunder will be subject to such reasonable rules and regulations as the Committee may adopt from time to time.
     23. Entire Agreement. This Agreement is in satisfaction of and in lieu of all prior discussions and agreements, oral or written, between the Company and the Grantee regarding the subject matter hereof. The Grantee and the Company hereby declare and represent that no promise or agreement not herein expressed has been made and that this Agreement contains the entire agreement between the parties hereto with respect to the Award and replaces and makes null and void any prior agreements between the Grantee and the Company regarding the Award. This Agreement will be binding upon and inure to the benefit of the parties and their respective heirs, successors and assigns.
     24. Grantee Acceptance. The Grantee will signify acceptance of the terms and conditions of this Agreement by signing in the space provided at the end hereof and returning a signed copy to the Company. If the Grantee does not execute this Agreement by ___, 200___, the grant of Restricted Shares shall be null and void.

Signature Page to Restricted Shares Agreement
dated as of _____________ ___, 200__, between Liberty Global, Inc. and Grantee

LIBERTY GLOBAL, INC.

By:

Name:

Title:

ACCEPTED:

Grantee Name:

Address:

City/State/Country:

Social Security Number/Payroll Number:

Grant No. R-
Number of restricted shares of LBTYA awarded

Exhibit A
to
Restricted Shares Agreement
dated as of _______, 200__, between Liberty Global, Inc. and Grantee

Exhibit B
to
Restricted Shares Agreement
dated as of ________________, 200__, between
Liberty Global, Inc., and Grantee
STOCK POWER
     FOR VALUE RECEIVED, the undersigned hereby conveys, assigns, transfers and delivers to Liberty Global, Inc., ___shares of the Series A common stock, par value $0.01 per share (the “Shares”), of Liberty Global, Inc., a Delaware corporation (the “Company”), standing in the undersigned’s name on the books and records of the Company [represented by Certificates No. ___] [held in a restricted shares account in the Direct Registration System], and hereby irrevocably constitutes and appoints the Company’s Assistant Secretary as attorney-in-fact to transfer the shares on the books of the Company with full power of substitution in the premises.
     Dated:

Print Name:

Exhibit C
to
Restricted Shares Agreement
dated as of ________, 200__, between Liberty Global, Inc. and Grantee
Designation of Beneficiary
     I,                                                             (the “Grantee”), hereby declare that upon my death                                                                                 (the “Beneficiary”) of
                                             Name
                                                                                                                                                                                                         ,
                              Street Address                                City                                State                                Zip Code
who is my ,                                                                                                                                             will be entitled to the
                                                                           Relationship to Grantee
Restricted Shares vesting upon my death and all other rights accorded the Grantee by the above-referenced grant agreement (the “Agreement”).
     It is understood that this Designation of Beneficiary is made pursuant to the Agreement and is subject to the conditions stated herein, including the Beneficiary’s survival of the Grantee’s death. If any such condition is not satisfied, such rights will devolve according to the Grantee’s will or the laws of descent and distribution.
     It is further understood that all prior designations of beneficiary under the Agreement are hereby revoked and that this Designation of Beneficiary may only be revoked in writing, signed by the Grantee, and filed with the Company prior to the Grantee’s death.

Date	Grantee